EXHIBIT 10.5


                     ASSIGNMENT, ASSUMPTION AND MODIFICATION


     THIS ASSIGNMENT, ASSUMPTION AND MODIFICATION LEASE ("ASSIGNMENT") is dated as of July 26, 2000, and is by and between (i) South Beach Production Center Inc., ("Assignor"); (ii) Medium4.com, Inc. ("Assignee"); and (iii) Webster Hotel, Inc., as landlord ("Landlord")

                                   WITNESSETH:


         WHEREAS, the Assignor is the tenant under that certain Commercial Lease Agreement from Landlord executed on or about July 27, 1998 as amended through that certain Lease Modification Agreement dated July 27th, 1998, as attached hereto as Attachment A (the "Lease"), which Lease covers the premises at 1220 Collins Avenue Unit 110, 130, and 100, Miami Beach, Florida (the "Premises");

     WHEREAS, Assignor desires to assign the Lease to Assignee, and Assignee has agreed to accept this Assignment; and

     WHEREAS, Tenant has $8000 in Security Deposit, and

     WHEREAS,  Guarantor desires to be released from his obligations  hereunder;
and

     WHEREAS, the Landlord has agreed to consent to this Assignment on the terms set forth hereinafter.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agrees as follows:

     1. Assignor hereby assigns to Assignee, and Assignee hereby assumes, all of the rights, duties, liabilities and obligations of the Tenant occurring under, by or through the Lease together with the security deposit in the amount of $8,000.00 described in the Lease, and all personalty and fixtures located at the Premises (described in Lease).

     2. Landlord acknowledges that Assignor has paid all rent and other sums due under the lease through July 31, 2000. Thereafter, as of August 1, 2000, Assignee shall promptly pay and perform all of the terms of the Lease as amended hereby without any setoff, counterclaim, or defense against Landlord, all of which (if any) are hereby waived and released by Assignor and Assignee. Assignee assumes full responsibility for the Lease as if Assignee originally signed the Lease as tenant, and agrees that this assumption shall benefit the Landlord as well as Assignor.

     3. Assignor represents that the Premises is free and clear of any judgments, executions, liens, claims, assessments, and taxes (including, without limitation, sales taxes, personal property taxes and other state and local excise taxes), arising as a result of operation and use of the Property or any of Assignor's acts or omissions through the date of this Agreement, Assignee agrees to look only to Assignor (and not to Landlord) for any untruth in the foregoing representation. Each of Assignee and Assignor acknowledges that it shall have no claim against Landlord, the Premises, or the fixtures or personality thereon, on account of any claim which either of Assignor or Assignee may have against the other.

     4. If any personal property is located on the Premises, the Tenant accepts all such personal property in its existing condition, as-is, and without representation or warranty as to condition or any latent defects. Assignee shall indemnify and hold harmless the Landlord of and from any or all of such personal property taxes by which are asserted against any or all of such personal property by the State of Florida Department of Revenue for unpaid personal property taxes arising prior to or after the date of this Lease, including any such claims with respect to any such taxes owed by Assignor or any other prior owner or user of such personal property.

     5. Landlord acknowledges its consent to this Assignment and Assumption pursuant to Paragraph 14 of the Lease by executing as indicated below. In order to induce the Landlord to consent to this Assignment, Assignor represents and warrants that it has no claims, offsets, or defenses to any of its obligations under the Lease, and there is no event or circumstances knows to Assignor which constitutes, a default or an event of default under the Lease, and there is no event or circumstance known to Assignor which contributes, or with the passing if time, giving of notice or both would constitute, a default or an event of default under the Lease. Assignor releases Landlord from any and all claims and liabilities whatsoever from the beginning of the world to the effective date of this Assignment.

     6. Landlord shall not be responsible for prorating between Assignor and Assignee any future adjustments to estimated operating cost pass-through charges, and Assignor and Assignee shall make their own arrangements regarding such costs and adjustments.

     7. Effective as of the date of this Assignment, the terms of the Lease are modified as follows:

          a. Effective August 1, 2000, Base Rent for the Premises will be $6,169.00 per month plus applicable sales taxes. The Base Rent set forth above shall be adjusted each Lease Year (as hereinafter defined) during the term of this Lease (and any renewal hereof) by increasing the Base Rent five percent (5 %) over the immediately preceding Base Rent. A "Lease Year" shall be the twelve month period commencing with the Commencement Date of this Lease and ending one year later. Notwithstanding anything contained herein to the contrary, said future rent adjustments will occur each and every August 1, starting 8/1/2001.

          b.   Paragraph 7 is hereby deleted and replaced with:

          "Operating Cost Pass Through" For purposes of this Lease, the following terms shall have the following meanings: "Parcel" means the land owned by Landlord on which the Building is located. "Tenant's Share" means and is conclusively agreed to be 23%.

          In addition to Base Rent and adjustments thereto, Tenant shall pay to Landlord as additional rent Tenant's Share of all Operating Costs above the base year 1999. Operating Costs shall include all taxes (including, without limitation, all real estate taxes, special assessments), assessments, insurance costs, impositions, governmental liens and any other charges, costs and expenses of Landlord of any nature and sort whatsoever, ordinary, foreseen, or unforeseen, computed on the accrual basis, which arise from Landlord's ownership, operation or use of the Parcel or the buildings thereon, or the Building, or any part thereof ("Operating Costs").

          Tenant agrees to pay Tenant's Share of annual Operating Costs, plus applicable state sales tax thereon, together with installments of Base Rent, in monthly installments in advance during the Term of this Lease as may be estimated annually in advance by Landlord. Such payments shall be prorated for the first and last calendar years of the Term hereof if such term does not start on the first and end on the last day of a calendar year. Following the end of each calendar year, Landlord shall advise Tenant of Tenant's Share of the actual Operating Costs payable for the prior calendar year as computed based upon the actual cost thereof to the Landlord. If there shall have been an underpayment by the Tenant based on Landlord's estimates, the Tenant shall pay the difference within ten (10) days of request therefor from Landlord; if there shall have been an overpayment by Tenant, Tenant shall be given a credit towards the next due payment of Tenant's Share of Operating Costs for the current year

          Tenant shall have ninety days, after receiving Landlord's annual notification regarding the actual year end figures for the Operating Costs in which to dispute or request additional information regarding Landlord's calculation of Operating Costs. If Tenant has not objected in writing within said ninety days than Tenant shall have deemed to have accepted Landlord's figures and will have no further rights relating to the dispute of same.

          The Tenant's Share of actual Operating Costs for the final calendar year of this Lease shall be due and payable even though it may not be finally calculated until after the expiration of the Lease Term.

          Accordingly, Landlord shall have the right to continue to hold Tenant's security deposit following expiration of the term of this Lease until Tenant's Share of actual Operating Costs for the final calendar year of this Lease has been paid. This covenant shall survive the termination or expiration of this Lease."

     c. Paragraph 22 of the original Lease is hereby amended to provide that all notices to Landlord shall go to:

                               Webster Hotel, Inc.
                                c/o Jonathan Fryd
                               523 Michigan Avenue
                              Miami Beach, FL 33139

     Paragraph 22 of the original Lease is further amended to provide that copies of all notices to Assignee (including Assignee as Tenant), shall also go to:

                               Marc D. Leve, Esq.
                             264 Lexington Ave., #2A
                               New York, NY 100 16
                               Tel: (212) 481-7240
                               Fax: (212) 481-7413

     d. The following is added to Section 16 of the Lease: Without limitation of any other right of Landlord, and notwithstanding anything to the contrary elsewhere in the Lease, Tenant acknowledges that applicable government requirements for the Building, including without limitation of the building and zoning codes of the City of Miami Beach, state and/or federal laws relating to facilities of the handicapped, and other laws and regulations (collectively called the "Governmental Requirements") have changed many times since the date on which the Building was constructed and/or prior renovations to the Building were completed. Tenant further understands that as a result of such changes in Governmental Requirements, certain components of the Building are or may not be in compliance with current Governmental Requirements, although such components are not required to be brought into such compliance unless and until buildings permits are requested for additional work to the Building, such as building permits for improvements, alterations, or additions to tenant space (herein called "Tenant Improvements"). Tenant nevertheless accepts the Premises as-is and agrees that if any Tenant Improvement to the Premises undertaken by Tenant shall cause or result in the imposition of any requirement upon Landlord for making alterations, additions, or improvements to, or surrounding structure, improvement or are into compliance with current Governmental Requirements (any and all such work is herein called "Compliance Work"), Tenant shall not undertake any such Tenant Improvement unless Tenant shall first agree in writing to pay the full cost of any Compliance Work, and Tenant shall first deposit with Landlord the full cost (as determined by Landlord, or as determined by architects or engineers selected by Landlord at Tenant's expense) of completing all Compliance Work, whether on the Premises or elsewhere in, on or about the Building. Landlord may at its option undertake any or all of the Compliance Work, or Landlord may at its option require Tenant to perform all Compliance Work. Notwithstanding any contrary provision of this Lease, all Compliance Work shall be performed and completed at Tenant's sole cost and expense.

     e. Simultaneously with the execution of this Assignment, Tenant has paid to Landlord the sum of Twenty Thousand ($ 20,000.00 Dollars ($12,000 herewith and $8,000 by manner of assignment as outlined above), representing security deposit, to be held by Landlord without interest for the full and faithful performance by Tenant of the terms and conditions of this Lease. Landlord may utilize such part of the security deposit as is necessary to cure any default of Tenant under this Lease and in such event Tenant shall immediately replace such portions as may be expended by Landlord. Upon the expiration of this Lease (except arising due to a default by Tenant), delivery of the Premises to Landlord in their original condition, ordinary wear and tear excepted, and payment to Landlord of Tenant's Share of all actual Operating Costs for the final calendar year of this Lease, then the security deposit shall be returned to Tenant without interest. Upon any conveyance of the Building by Landlord to a successor in title, the successor shall become liable to Tenant for the return of the security deposit and the conveying party released from same. Landlord shall not be required to hold the security deposit in any special account for the benefit of the Tenant and the security deposit may be co-mingled with Landlord's funds. In the event any installment of Base Rent or other charges accruing under this Lease shall not be paid when due (including the return of any of Tenant's checks for insufficient or uncollected funds or otherwise), the Landlord shall have the right, at the Landlord's sole discretion, to require the Tenant to place with Landlord an additional security deposit (in excess of the original security deposit), of up to two installments of then current Base Rent, which sum shall become a part of the original security deposit. The rights of the Landlord shall in no way be limited or restricted by the security deposit, and the Landlord shall have the absolute right to pursue any available remedies to protect its interests herein, as if the security deposit had not been made. Tenant will be charged for any checks or payments received by Landlord from Tenant and returned for "insufficient funds", in addition to any late fees which may be accrued.

     f.   Exhibit "E" Guaranty, of the Lease is hereby deleted in it's entirety.

     8. This Assignment may be executed by Fax counterpart.

     9. Notwithstanding anything contained herein to the contrary, Assignor shall remain liable for all obligations under the terms of the Lease.

     IN WITNESS WHEREOF, the parties have hereunto set forth their hands.

ASSIGNOR:                                    ASSIGNEE:

South Beach Production Center Inc.           Medium4.com, Inc.

Signature on file                            /S/ JONATHAN BRAUN
---------------------------------            ---------------------------------
By:                                          By:  Jonathan Braun
LANDLORD:


Webster Hotel, Inc.


/S/ SCOTT ROBINS
---------------------------------
By:  Scott Robins, President

                              SCHEDULE OF EXHIBITS
                              --------------------


EXHIBIT "A" - LANDLORD'S WORK

EXHIBIT "B" - TENANTS IMPROVEMENTS

EXHIBIT "C" - FLOOR PLAN

EXHIBIT "D" - RULES & REGULATIONS

EXHIBIT "E" - GUARANTY

                                   EXHIBIT "A"
                                   ----------


                                 LANDLORD'S WORK
                                 ----------------


     TENANT ACCEPTS SPACE IN "AS IS" CONDITION AND LANDLORD IS RESPONSIBLE FOR NO TENANT IMPROVEMENTS.

                                   EXHIBIT "B"
                                   -----------


                              TENANT'S IMPROVEMENTS
                              ---------------------


     TENANT WILL BE RESPONSIBLE FOR ALL OF THE IMPROVEMENTS TO THE. PREMISES.

     ALL WORK MUST BE DONE BY A LICENSED AND INSURED GENERAL CONTRACTOR WITH ALL OF THE NECESSARY PERMITS.

     TENANT IS RESPONSIBLE TO OBTAIN ANY AND ALL PERMITS AND LICENSES NECESSARY TO OPERATE ITS BUSINESS IN THE CITY OF MIAMI.

                                   EXHIBIT "C"
                                   -----------


                                   FLOOR PLAN
                                   ----------

                                   EXHIBIT "D"
                                   -----------


                              RULES AND REGULATIONS
                              ---------------------


1. In the event of any conflict between the terms of these rules and regulations and the express provisions of the Lease, the express, applicable provisions of the Lease shall control. Landlord reserves the right, without the approval of Tenant, to rescind, add to and amend any rules or regulations with respect to any tenant or tenants. Tenant shall provide a copy of these rules and regulations to each of its employees to facilitate compliance with these standards.

2. The sidewalks, walks, plaza entries, corridors, ramps, staircases and elevators of the premises shall not be obstructed, and shall not be used by Tenant, or the employees, agents, servants, visitors or invitees of Tenants, for any purpose other than ingress and egress to and from the Premises.

3. No freight, furniture or other large or bulky merchandise or equipment of any description will be received into the Premises or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved or designated by Landlord, and then only upon having been scheduled in advance. Although Landlord or its personnel may participate or assist in the supervision of such movement, Tenant assumes financial responsibility for all risks as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including any equipment, property or personnel of Landlord damaged or injured in connection with carrying out this service for Tenant.

4. Tenant, or the employees, agents, servants, visitors or invitees of Tenant, shall not at any time place, leave or discard any rubbish, paper, articles, or object of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Premises.

5. Tenant shall not place, or cause or allow to be placed, any sign, placard, picture, advertisement, notice or lettering whatsoever, in, about or on the exterior of the Premises or Building except in and at such places as may be designated by Landlord and consented to by Landlord in writing. Any such sign, placard, advertisement, picture, notice or lettering so placed without such consent may be removed by Landlord without notice to and at the expense of Tenant. All lettering and graphics on corridor doors shall conform to the building standard prescribed by Landlord.

6. Tenant shall not place, or cause or allow to be placed, any satellite dish, communications equipment, computer or microwave receiving equipment, antennae or other similar equipment about or on the exterior of the Premises. Any such equipment so placed may be removed by Landlord without notice to and at the expense of Tenant.

7. Canvassing, soliciting or peddling in the Building and or Premises is prohibited and Tenant shall cooperate reasonably to prevent same.

8. Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Premises.

9. Tenant shall not bring or permit to be brought or kept in or on the Premises any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or firearms, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of light, radiation, magnetism, noise odors and/or vibrations.

10. Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord which consent shall not be unreasonable or delayed.

11. No additional locks or bolts of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect. Tenant shall not make duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use.

12. Tenant shall give immediate notice to Landlord in case of known theft, unauthorized solicitation or accident in the Premises or of known defects therein or in any fixtures or equipment, or of any known emergency in the Building.

13. Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others without Landlord's prior written permission.

14. No animals or birds shall be brought or kept in or about the Premises, with the exception of guide dogs accompanying visually handicapped persons.

15. No awnings, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant without Landlord's prior written consent.

16. Tenant shall not place, install or operate within the Premises or any other part of the Building any engine, stove, or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

17. No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

18. Tenant shall at all times keep the Premises neat and orderly.

19. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expenses of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who (or whose employees or invitees) shall have caused such damage.

20. All tenant modifications resulting from alterations or physical additions in or to the Premises must conform to all applicable building and fire codes. Tenant shall obtain written approval from the management office prior to commencement of any such modifications and shall deliver as built plans to the management office upon completion.

21. Tenant shall not park (and shall insure that Tenant's employees, agents, and invitees do not park) in any reserved parking space other than those reserved parking spaces, if any, specifically assigned to Tenant. Any vehicle improperly parked, or parked in any unauthorized parking area, shall be towed at the vehicle owner's expense and without further or additional notice.

22. Persons using the parking area do so at their own risk. Landlord specifically disclaims all liability, except when caused solely by its gross negligence or willful misconduct, for any personal injury incurred users of the parking area, their agents, employees, family, friends, guests or invitees, or as a result of damage to, theft of, or destruction of any vehicle or any contents thereof as a result of the operation or parking of vehicles.

                                   EXHIBIT "E"
                                   ----------


                                GUARANTY OF LEASE
                                -----------------


     WHEREAS, SOUTH BEACH PRODUCTION CENTER INC. ("Tenant") is desirous of entering into a lease agreement ("Lease") with WEBSTER HOTEL. INC., a Florida corporation ("Landlord"), dated of even date herewith, in the hotel/building known as SUITE 100 OF 1220 COLLINS AVE MIAMI BEACH situated in Miami Beach, Beach, Florida.

     WHEREAS, HERIBERTO RIVERO JR- - ("Guarantor") is a principal owner of Tenant or, is otherwise related to the Tenant or its principal that it will be benefited if Tenant obtains the Lease from Landlord.

     WHEREAS, Landlord has refused to enter into the Lease with Tenant unless Guarantor guarantees the payment and performance of the obligations under the Lease in the manner herein set forth

     NOW, THEREFORE, as a material inducement for Landlord to enter into the Lease, the Guarantor, residing at 9411 SW 212 TERRACE MIAMI FL. 33189 , hereby unconditionally guarantees to Landlord, its successors and assigns, the prompt and full payment and performance of all Tenant's obligations under the Lease, as follows:

     1. Guarantor unconditionally guarantees to Landlord and the successors and assigns of Landlord, the prompt payment of all rent (fixed, additional or other) under the Lease, beyond any applicable curative periods. Each such payment may be recovered in a separate action as it comes due under the Lease. Landlord shall have the absolute right to seek one or more money judgments for each cause of action based solely upon this Guaranty.

     2. Guarantor unconditionally guarantees the prompt performance of all of Tenant's obligations under the Lease, whether now existing or arising in the future:, of any nature and description whatsoever [including, but not limited to, Tenant's Work (as defined in the Lease)], or any other document or agreement entered into in connection therewith, at such time or times as required by the terms of the Lease or any such other document or agreement

     3. Any act of Landlord or the successors or assigns of Landlord consisting of a waiver or change of any of the terms or conditions of the Lease, or the giving of any consent to any matter or thing relating to the Lease including, without limitation, consent to a change in ownership of the Tenant or to the assignment and the successive assignments of the Lease and any modifications thereof including, without limitation, the subletting and changing of the use of the subject premises, or the granting of any indulgences or extensions of time to Tenant may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

     4. The obligations of Guarantor under this Guaranty are direct, unconditional and completely independent of the obligations of Tenant Landlord may exercise any of its rights under this Guaranty, including, without limitation, bringing and prosecuting any action against Guarantor without the necessity of joining Tenant to the action, of previously realizing upon any security then held by Landlord under the Lease, or previously proceeding against or exhausting any remedy against Tenant, any other guarantor of the Lease, or any other person who might have become liable for Tenants obligations under the Lease.

     5. The liability of Guarantor hereunder shall in no way be affected by: (a) the release or discharge of Tenant in any creditors', receivership, bankruptcy or other proceedings; (b) the impairment limitation or modification, of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's said liability under the Lease, resulting from the operation of any applicable bankruptcy law or other statute or from the decision in any court, (e) the rejection or disaffirmance of the Lease in any such proceedings; (d) any disability or other defense of Tenant; or (e) the cessation from any cause whatsoever of the liability of Tenant.

     6. Guarantor hereby specifically waives any and all defenses to any action or proceeding brought to enforce this Guaranty or any part of this Guaranty, either at law or in equity, except the defense that performance has actually been made to Landlord. Without limiting the foregoing in any way, but merely by way of illustration, Guarantor specifically waives all technical, dilatory or nonmeritorious defenses, and any defense predicated upon: (a) disability on the part of Tenant; (b) change or modification in the terms of the Lease; (c) indulgence or forbearance by Landlord and the enforcement of any term of the
Lease: (d) a release of all or any part of the security for the Lease, whether for valuable consideration or otherwise; (e) Landlord's acquiring additional security for the Lease; (f) the substitution of different security in exchange for all or any part of the original security for the Lease obligations; (g) the fact that there may be persons other than Guarantor solvent and responsible for the payment or performance of all or any part of Tenant's obligations under the Lease, (h) the fact that there may hereafter be another guarantor or other guarantors of all or any part of the Tenant's obligations under the Lease; (i) the full or partial release of the obligations of any other or future guarantors of all or any part of the Tenants obligations under the Lease ; and/or the failure of the Landlord to exhaust any remedies against Tenant.

     7. Landlord shall not be required (a) to notify Guarantor of any failure by Tenant to mod any obligations under the Lease; (b) to notify Guarantor of any other default by Tenant under the Lease or by any other guarantor of the Lease; nor (c) to make any presentment or demand on Guarantor. Guarantor hereby waives any right to any notice or demand whatsoever before Landlord commences to enforce its rights under this Guaranty, whether by judicial proceedings or in any other manner.

     8. Until all the covenants and conditions in the Lease on Tenants part to be performed and observed are fully performed and observed, Guarantor; (a) shall have no right of subrogation against Tenant by reason of any payments or acts or performance by the Guarantor in compliance with the obligations of the Guarantor hereunder; (b) waives any right to enforce any remedy winch Guarantor now or hereafter shall have against Tenant by reason of any one or more payment or acts of performance in compliance with the obligations of Guarantor hereunder; and
(c) subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to the Landlord under the Lease.

     9. Guarantor agrees to pay any expenses incurred by Landlord in the collection or enforcement of this Guaranty, including costs and reasonable attorney fees (including those incurred for appellate proceedings) in the event that Landlord shall be obligated to resort to the courts or require the services of an attorney to collect under this Guaranty. In this regard, in the event of any litigation between the parties under this Guaranty, the prevailing party shall be entitled to reasonable attorney's fees and court costs at all trial and appellate levels.

     10. In order to induce Landlord to enter into the Lease with Tenant, and knowing that Landlord shall rely on the within warranty and representation, Guarantor warrants and represents to Landlord that Guarantor shall be benefited if Landlord enters into the Lease with Tenant.

     11. The rights and authority granted to Landlord in this Guaranty shall insure to the benefit of its successors and assigns, and the agreements by Guarantor contained in this Guaranty shall bind Guarantor and Guarantor's heirs, personal representatives, successors and assigns, jointly and severally.

     12. Landlord may assign this Guaranty, in whole or as to such part which has not been realized upon, to any successor to Landlord without prior notice to or the consent of Guarantor.

     13. Time shall be of the essence with respect to all of the provisions of this Guaranty.

     14. Any determination by a court of competent jurisdiction that any provision of this Guaranty is not valid or enforceable as specifically set forth shall not result in such provision being declared invalid, but the same shall be modified, if possible, in such a manner so as to result in it being valid and enforceable to the maximum extent permitted by law, if such modification is not possible, then such provision shall be deemed stricken and severed from this Guaranty, and the remaining provisions shall remain in full force and effect.

     15. This Guaranty shall be governed by, and construed and enforced in accordance with the laws of the State of Florida.

     16. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor's obligations hereunder shall be released in full, provided if, and only if all of the following shall occur; (i) Tenant gives Landlord at lease ninety (90) days prior written notice of its election to prematurely vacate the premises and/or terminate the Lease, (ii) upon vacation of the premises by Tenant, Tenant shall bait fully paid all rent and other fees under the Lease and otherwise complied with all other requirements under die Lease, and (iii) upon vacation of the premises by Tenant, Tenant shall have left the premises in a good and sanitary condition as required by the terms of the Lease with all improvements intact. This provision is only intended to relate to a release of Guarantor under this Guaranty, and not of Tenant under the Lease In tins regard, nothing herein shall be deemed a release and/or consent by Landlord to Tenant's early vacation of the premises and/or termination of the Lease (Tenant still remaining fully liable for all damages caused thereby as more particularly provided in the Lease).

     17. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS WHICH HE MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT AGAINST HIM BY LANDLORD ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY

     18. This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by both the Guarantor and the Landlord.

     19. Any litigation arising between the parties shall be maintained solely in the state court of competent jurisdiction in Miami-Dade County, Florida and the Landlord, Tenant and Guarantors, if any hereby irrevocably themselves to the jurisdiction of said courts purpose for a connection herewith.

     IN WITNESS WHEREOF, the Guarantor has hereunto signed this document as of the _____ day of __________,1998.

Witnesses:


Signature on File

Signature on File                   /S/ HERIBERTO RIVERO JR., Individually
-----------------                   ------------------------
                                    HERIBERTO RIVERO JR.


STATE OF FLORIDA )       Guarantor's Home Address,       9411 SW 212 TERRACE
                                                         ----------------------
                 )ss:                                    MIAMI FL.  33189
                                                         ----------------------
COUNTY OF DADE   )
                         Social Security Number &        ----------------------
                        Florida Driver's License No.     ----------------------

     The foregoing instrument was acknowledged before me this 27th day of July, 1998 by Heriberto Rivero Jr., who is personally known to me or who has produced FL DL as identification and who did/did not take an oath.

                                            Signature on File
                                            -----------------
                                            Name:
                                                 ----------------------------
(Notarial Seal)                             Notary Public, State of Florida

[SEAL]

                             RADON GAS NOTIFICATION
                             ----------------------

"RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

Signed, sealed and delivered in
the presence of:



                                         LANDLORD:
                                         WEBSTER HOTEL, INC.


Signature on File                        By: /S/ STEVEN GREDENSTEN
-----------------                             ---------------------
(As to Landlord)                              STEVEN GREDENSTEN,
                                              VICE PRESIDENT
Signature on File
-----------------



                                         TENANT:
                                         SOUTH BEACH PRODUCTION CENTER INC.


Signature on File                        By:  /S/ HERIBERTO RIVERO JR.
-----------------                             ------------------------
(As to Tenant)                                 HERIBERTO RIVERO JR.,
                                               PRESIDENT
Signature on File
-----------------

                                  ATTACHMENT A


                           COMMERCIAL LEASE AGREEMENT
                           --------------------------


     1. PARTIES. This Lease is made this 27th day of JULY, 1998 between WEBSTER HOTEL INC. ("Landlord"),and SOUTH BEACH PRODUCTION CENTER INC, ("Tenant").

     2. Demised Premises. Subject to the terms and provisions of this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, those certain Premises (the "Premises") located at SUITE 100 OF 1220 COLLINS AVENUE, Miami Beach, in the County of Dade, State of Florida (the "Building"). A floor plan of the ground floor of the Premises is attached hereto and labeled "Exhibit C". Tenant's taking of possession of the Premises and its payment of the first month's Base Rent due hereunder shall constitute Tenant's acceptance of the Premises in all respect, including its square footage configuration and other physical features. By taking possession of the Premises and paying the first month's Base Rent, the Tenant waives any objections to the square footage, configuration and other physical features of the Premises, and the amount of Base Rent and all other charges due hereunder for the Lease of said Premises.

     3. USE OF PREMISES.
        ---------------

     3.1. PERMITTED USE AND BUSINESS NAME. The Premises. shall be used and occupied only as an PRODUCTION OFFICE and for no other purpose. The business of the Tenant in the Premises shall be carried on under the name and style SOUTH BEACH PRODUCTION CENTER and under no other name and style unless approved by the Landlord in writing.

     3.2. HOURS OF BUSINESS. During the term, the Tenant shall conduct its business in the Premises, at a minimum, on Monday thru Friday from 9:00 a.m. to 5:00 p.m.; except on holidays acceptable to Landlord. Landlord may require other minimum hours, if such requirement is made of at least 75% of all other tenants in the Building. Tenant may conduct business on the Premises, in addition to the foregoing times, at Tenants sole expense.

     3.3. OPENING AND CONTINUOUS OCCUPANCY. Tenant shall open the whole of the Premises for business to the public, filly fixtured, stocked and staffed within 45 days of the Commencement Date, as hereinafter defined. The Tenant shall continuously, actively and diligently carry on the business specified in Section
3.1 on the whole of the Premises during the Term, during such hours and upon such days as are herein required, except when prevented from doing so by force majeure. The Tenant acknowledges that its continued occupancy of the Premises and the regular conduct of its business therein are of utmost importance to neighboring tenants and to the Landlord in the renting of space in the Building, the renewal of other leases therein, and the efficient and economic supply of services and utilities. The Tenant acknowledges that the Landlord is executing this Lease in reliance thereupon and that the same is a material element inducing the Landlord to execute this Lease.

     3.4. TENANT'S COVENANTS AS TO USE AND OCCUPANCY. Tenant shall exercise reasonable care in its use of the Premises or Building and shall not do or permit anything to be done in or about the Premises or Building, nor bring nor keep anything in the Premises or Building which will in any way affect the fire or other insurance upon the Building, or any of its contents, or which shall in any way conflict with any statute, ordinance, rule, regulation, order, law or other requirement (collectively the "Laws") affecting the occupancy and use of the Premises or Building, which is now, or may hereafter be, enacted or promulgated by any public authority. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them. Tenant shall not use, or allow the Premises to be used, for any illegal purpose, or any purpose constituting a public or private nuisance or for sleeping purposes, or cooking, and nothing shall be prepared, manufactured, or mixed in the Premises which would emit an odor and/or Rum of any type into or around any part of the Building. Tenant shall promptly comply with and execute all of the aforesaid Laws and all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at Tenants own cost and expense. Tenant shall pay for any increases in Landlord's insurance due specifically to Tenant's use of the Premises or Building and for all damage and any amounts expended by Landlord to correct a breach by Tenant of this Section. On or prior to the Commencement Date and at all times daring the Term of this Lease and any extensions or renewals thereof, Tenant shall, at its expense, obtain and maintain all pen-nits, licenses and other governmental authorizations which are necessary for the operation of its business in accordance with Section 3.1.

     3.5. INVENTORY, STAFF AND FIXTURES. The Tenant shall maintain available a substantial stock of goods, wares and merchandise adequate to ensure successful operation of the Tenant's business, and shall employ and maintain sales and other personnel sufficient at all times for proper service to customers. But, the Tenant shall store and stock in the Premises only such inventories as the Tenant intends to sell at retail from or upon the Premises, and unless otherwise agreed by the Landlord, the Tenant shall use for office, storage and other non-selling purposes only such space in the Premises as is reasonably required to maintain the Tenant's retail sales therein. The Tenant shall install and maintain at all times in the Premises modern and high quality fixtures, furnishings, fittings and equipment adequate, appropriate and properly laid out to maximize the Tenant's retail sales.

     3.6. DISPLAY WINDOWS. `Me Tenant shall keep display windows attractive and neatly dressed, and shall screen in an aesthetically pleasing manner all unsightly items within the Premises which can be seen from the display windows, including without limitation office furniture and other similar items are visible behind interior glass partitions. Display windows and lighted signs (if any) shall be kept illuminated by the Tenant on all business days until the later of 10:00 am or least one-half hour after the Building closes for business. Tenant covenants and agrees that if the display of any article exhibited by it in the display windows, or in or about the Premises, or the display of any signs or placards in or on the Premises at any time or times during the term hereof shall be objected to by the Landlord, and if notice in writing is given by Landlord or its agents of such objection or objections, the Tenant shall immediately and as often as such notices are received remove such display or such articles objected to, and failing so to do, expressly agrees that the Landlord or its agents may enter the Premises and remove such article, sign or placards objected to, using such force as may be necessary so to do without being deemed guilty of any forcible entry, detainer, trespass or in breach of the covenant of quiet enjoyment.

     3.7. PROHIBITED USES. Tenant shall not use the Premises nor permit them to be used for any of the following purposes: (A) for the sale by the Tenant, as its principal business purpose, of any merchandise which the Tenant, in the course of its normal business practice, purchases at manufacturers' clearances or purchases of ends-of-runs, bankruptcy stock, seconds or other similar merchandise; (B) for the sale of second-hand goods, war surplus articles, insurance salvage stock, fire sale stock, merchandise damaged by or held out to be damaged by fire, except merchandise damaged by fire or smoke occurring in the Building, and then only for 30 days after the date of any such damage; (C) as an auction or flea market; (D) for a bankruptcy sale or going-out-of-business sale or liquidation sale or any similar sale, unless the Tenant is in fact in bankruptcy or is going out of business or is in liquidation, in which case such sale shall not continue beyond 30 days; (E) a business primarily used for a mail order office or catalog store-, (F) any business in which the Tenant is engaged in intentionally deceptive or fraudulent advertising or selling practices or any other act or business practice contrary to honest retail practices; (G) or any use other than as specified in paragraph 3.1 above.

     4. TERM. The term (the "Term") of this Lease shall be for a period of 5 YEARS commencing on AUGUST 1, 1998, (the "Commencement Date) and ending on JULY 31 2003 or sooner, if terminated as provided herein. If Tenant, with Landlords prior consent, shall occupy the Premises before commencement of the Term, all provisions of this Lease shall be in full force and effect commencing upon the occupancy, and Base Rent and Additional Rent for such period shall be paid by Tenant at the same rate herein specified for the Term.

     5. BASE RENT.

     5.1. As rental for the lease of the Premises, Tenant shall pay to Landlord, at Landlord's address set forth in Section 22 hereof, or at such other place and to such other person as Landlord may from time to time designate in writing for the initial term of this Lease, total monthly base rent ("Base Rent") in the initial amount of

            MONTHS                    1-12                $2,000.00
            MONTHS                   13-24                $2,100.00
            MONTHS                   25-36                $2,200.00
            MONTHS                   37-48                $2,300.00
            MONTHS                   49-60                $2,400.00

plus applicable state sales tax, payable in monthly installments, in advance, without notice, due on the first day of each calendar mouth during the Term of this Lease, free from all claims, demands or setoffs against Landlord of any kind or character whatsoever. If the Term, of this Lease shall begin or terminate on other than the first or last day respectively of a calendar month, all Base Rent and other charges accruing under this Lease for such portion of the partial calendar month shall be apportioned and paid on the basis of a thirty day month. In addition to any other sums due under this Lease, simultaneously with Tenant's execution of this Lease, Tenant shall pay Landlord the first month's rent.

     6. PERCENTAGE OF RENT. DELETED.

     7. OPERATING COST PASS THROUGH.

     In addition to Base Rent and adjustments thereto, Tenant shall pay to Landlord as additional rent beginning in year two of the Lease and continuing each year thereafter Tenant's pro rata Share of all increases in real estate taxes and insurance premiums for the building. In calculating the increases, the actual tax and insurance payments for the year 1998 with the base year and the tenant will be responsible for its pro rata hare increase above the payments for that year.

     Beginning  in year  2,  tenant  agrees  to pay  Tenant's  Share  of  annual
Operating Costs, plus applicable state sales tax thereon, together with installments of Base Rent, in monthly installments in advance during the Term of this Lease as may be estimated annually in advance by Landlord. Such payments shall be prorated for the first and last calendar years of the Term hereof if such term does not start on the first and end on the last day of a calendar year. Following the end of each calendar year, Landlord shall advise Tenant of Tenant's Share of the actual Operating Costs payable for the prior calendar year as computed based upon the actual cost thereof to the Landlord. If there shall have been an underpayment by the Tenant based on Landlord's estimates, the Tenant shall pay the difference within ten (10) days of request therefor from Landlord; if there shall have been an overpayment by Tenant, Tenant shall be given a credit towards the next due payment of Tenant's Share of Operating Costs for the current year.

     The Tenant's Share of actual Operating Costs under this section for the final calendar year of this Lease shall be due and payable even though it may not be finally calculated until after the expiration of the Lease Tenn. Accordingly, Landlord shall have the right to continue to hold Tenant's security deposit following expiration of the term of this Lease until Tenant's Share of actual Operating Costs for the final calendar year of this Lease has been paid. This covenant shall survive the termination or expiration of this Lease.

     8. TAXES. All payments of Base Rent, Tenant's S hare of Operating C costs and any other charges arising under this Lease shall be paid by Tenant together with applicable Florida Sales, use and any other taxes thereon. The Tenant shall pay when due all taxes (whether imposed on the Landlord or Tenant) attributable to the personal property, trade fixtures, business income, occupancy or sales of the Tenant or any other occupant of the Premises and to the use of the Building by the Tenant (collectively the "Business Tax". If the Tenant's Business Tax is payable by the Landlord, such charge to be computed for the entire period for which the amount is overdue. All late charges shall be due immediately upon demand by Landlord without set-off or defense.

     9. RENT PAST DUE. In the event any installment of Base Rent, Tenant's Share of Operating Costs or other charges accruing under this Lease shall become overdue, a late charge of five percent (5%) of the delinquent sum may be charged by Landlord If any installment of Base Rent, Tenant's Share of Operating Costs or other charges accruing under this Lease remain overdue for more than fifteen days, an additional late charge in an amount equal to interest at the rate of 1-1/2% per month (18% per annum) or the maximum permitted by law, on the delinquent amount may be charged by Landlord, such charge to be computed for the entire period for which the amount is overdue. All late charges shall be due immediately upon demand by Landlord without set-off or defense.

     10. SECURITY DEPOSIT. Simultaneously with the execution of this Lease, Tenant has paid to Landlord the of SIX THOUSAND DOLLARS AND NO CENTS ($6,000.00) Dollars, representing first month's rent and Two month's security deposit to. be held by Landlord without interest for the full and faithful performance by Tenant of the terms and conditions of this Lease. Landlord may utilize such part of the security deposit as is necessary to cure any default of Tenant under this Lease and in such event Tenant shall immediately replace such portions as may be expended by Landlord. Upon the expiration of this Lease (except arising due to a default by Tenant), delivery of the Premises to Landlord in their original condition, ordinary wear and tear excepted, and payment to Landlord of Tenant's Share of all actual Operating Costs for the final calendar year of this Lease, then the security deposit shall be returned to Tenant without interest. Upon any conveyance of the Building by Landlord to a successor in title, the successor shall become liable to Tenant for the return of the security deposit and the conveying party released from same. Landlord shall not be required to hold the security deposit in any special account for the benefit of the Tenant and the security deposit may be co-mingled with Landlord's funds. In the event any installment of Base Rent or other charges accruing under this Lease shall not be paid when due (including the return of any of Tenant's checks for insufficient or uncollected funds or otherwise), the Landlord shall have the right, at the Landlord's sole discretion, to require the Tenant to place with Landlord an additional security deposit (in excess of the original security deposit), of up to two installments of then current Base Rent, which sum shall become a part of the original security deposit. The rights of the Landlord shall in no way be limited or restricted by the security deposit, and the Landlord shall have the absolute right to pursue any available remedies to protect its interests herein, as if the security deposit had not been made. Tenant will be charged for any checks or payments received by Landlord from Tenant and returned for "insufficient funds", in addition to any late fees which may be accrued.

     11. IMPROVEMENTS AND DELIVERY OF POSSESSION. Tenant acknowledges that Tenant has inspected the Premises and Tenant is accepting the same in "as is" condition. No representations except those expressly contained herein have been relied on by Tenant with respect to the condition, design, amenities or completion of the Building or Premises. Tenant will make no claim against Landlord on account of any representation of any kind, whether made by any renting agent, broker, officer or -other representative of Landlord or which may be contained in any advertisement relating to the Building unless such representation is specifically set forth in this Lease. Any improvements shall become Landlords property and remain on the Premises upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease (including, without limitation, Section the obtaining and maintenance of all permits, licenses, zoning and governmental authorizations required for Tenant's business operations shall be Tenant's sole responsibility and at Tenant's sole cost and expense and in no case shall the obtaining or maintenance of such be a condition to Tenant's obligations hereunder. Notwithstanding any contrary provision of this Lease, if any personal property is located in the Premises, the Tenant accepts such personal property in its existing condition, as-is, and without representation or warranty as to title, condition or any latent defects. Tenant shall indemnify and hold harmless the Landlord of an from any and all liens or other claims which are asserted against any or all of such personal property by the State of Florida Department of Revenue for unpaid personal property taxes arising prior to or after the date of this Lease, including any such claims with respect to any such taxes owed by any prior owner or user of such personal property.

     12. NEGATION OF PERSONAL LIABILITY. Notwithstanding anything to the contrary herein contained, Tenant agrees that Landlord (and, in case Landlord is a joint venture, partnership, tenancy in common, association or other form of joint ownership, the partners, members and employees of any such joint venture, partnership, tenancy-in-common, association or other form of joint ownership) shall have absolutely no personal liability with respect to any of the provisions of this Lease, or any obligation or liability arising therefrom or in connection therewith. Tenant shall took solely to Landlords equity in the Premises for the satisfaction of any remedies of Tenant against Landlord including, without limitation, the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any holder of any mortgage covering all or part of the Premises and no other assets of Landlord or any principal or partner of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and in the event Tenant obtains a judgment against Landlord, the judgment docket shall be so noted. This exculpation of liability shall be absolute and without exception whatsoever. This section shall inure to the benefit of Landlord's successors and assigns and their respective principals.

     13. MILES AND REGULATIONS. The rules and regulations as may be hereafter adopted by Landlord for the safety, cleanliness and operation of the Building and the preservation of good order therein and for the most efficient use by all tenants, agents, employees, invitees and visitors of the automobile parking spaces provided by Landlord, if any, are expressly made a part of this Lease and Tenant agrees to comply with such rules and regulations. No rules and regulations shall prohibit the reasonable use of the Premises by Tenant its agents, employees, invitees and visitors for the purposes permitted by this Lease. The Landlord shall not be responsible to Tenant for any nonobservance of such rules and regulations by any other tenant of the Building. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant.

     14. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet, mortgage, pledge, or hypothecate this Lease, or any interest therein, nor shall Tenant permit the use of the Premises by any person or persons other than Tenant, nor shall Tenant sublet the Premises, or any part thereof, without the written consent of Landlord, which consent shall not be unreasonably withheld. Any sale of stock of Tenant (if a corporation), assignment of partnership interest (if a partnership), assignment of beneficial interest (if a trust), or other device which has the effect of transferring the practical benefits of this Lease from the parties currently controlling Tenant, shall be a prohibited transfer. If Tenant sublets, assigns or transfers this Lease, the Base Rent will automatically increase by 25 % .

     15. CONDITION OF DEMISED PREMISES: MAINTENANCE AM REPAIRS.

     15.1. The parties agree that Tenant, except as provided in Section 15.2, will be responsible, at Tenants sole costs and expense, and at all times throughout the term and any extensions thereof, for all maintenance, repairs and replacements in, on or about the Premises and all equipment and property thereon shall be maintained in good condition, and in substantially the same condition as same existed upon the Commencement Date, reasonable wear and tear excepted Tenants responsibilities hereunder include, but are not limited to, the replacement, repair and maintenance of all exterior and interior improvements, fixtures, appliances, equipment, and system, including, but not limited to, air conditioning, heating, plumbing, electrical systems, and plate glass; and all of the foregoing shall be maintained in good operating condition at all times, free of dirt, rubbish and other obstructions, and shall be kept immaculately clean. All replacements, repairs and maintenance shall be performed by contractors or workman designated or approved by Landlord Tenant shall not commit nor allow any waste or damage to be committed on any portion of the Building or Premises. Tenant shall be responsible for the sanitation, storage and daily removal of all garbage generated by Tenant. Tenant shall perform the aforesaid maintenance, repairs, replacements and services and shall otherwise use the Premises in a manner which is sensitive and consistent with the historic nature of the Art Deco District/Design. District. If the Tenant does not make repairs promptly and adequately or otherwise fails to comply with this Section, the Landlord may, but need not, make repairs or correct such failure, and the Tenant shall pay Landlord the cost thereof on demand.

     15.2. Landlord shall maintain and repair the roof and structure of the Building. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage, resulting from work done in or upon, or the use of any adjacent or nearby building, land, City of Miami Beach parking lot, street or alley. The Tenant shall pay the Landlord for overtime and for any other expense incurred in the event repairs, alterations, decorating or other work performed by Landlord are not made during ordinary business hours at the Tenant's request. If any damage to the Premises or Building results from any act or neglect of the Tenant, its employees, agents, invitees, licensees, or contractors, the Landlord may, at the Landlord's option, repair such damage, whether caused to the Building or to tenants thereof, and the Tenant shall thereupon pay to the Landlord, upon demand, the total cost of such repairs and damages both to the Building and to the tenants thereof, plus a sum equal to twenty percent (20%) of such cost, representing Landlords overhead

     16. ALTERATIONS, ADDITIONS OR IMPROVEMENTS.

     16.1. The Tenant shall, at its sole cost and expense, perform all work necessary to complete the Premises for its business purposes, including, without limitation, the work specified in Exhibit B hereto (collectively "Tenants Work"). Tenant shall complete all of Tenant's work by October 15th 1998 (the "Completion Date") Tenant's failure to complete such work on or before the Completion Date shall constitute a material and incurable breach of this Lease. Tenant shall not commence Tenant's work or make or allow any other repairs, replacements, additions or modifications to the Premises (collectively the "Alterations") without the Landlords prior written approval. Fourteen (14) days from the Commencement Date of signing this Lease, the Tenant shall submit to the Landlord, for Landlords written approval, details of all proposed alterations including drawings and specifications prepared by qualified architects or engineers conforming to good engineering practice. All such alterations shall be performed: (i) at the sole cost of the Tenant; (ii) by licensed contractors and subcontractors and workmen approved in writing by the Landlord; (iii) in a good and workmanlike manner, (iv) in accordance with the drawings and specifications approved in writing by the Landlord; (v) in accordance with all applicable taws and regulations; (vi) subject to the reasonable regulations, supervision, control and inspection of the Landlord; and (vii) subject to such indemnification against liens and expenses as the Landlord reasonably requires. If any alterations would affect the structure of the building or any of the electrical, plumbing, mechanical, heating, ventilating or air conditioning systems or other base building systems, such work shall, at the option of the Landlord, be performed by the Landlord at the Tenant's cost. The cost of the work performed by Landlord plus a sum equal to twenty percent (20%) of said cost representing the Landlord's overhead shall be paid by the Tenant to the Landlord upon demand. Upon installation, all alterations shall become the property of Landlord and shall remain upon and be surrendered with the Premises. The right, title and interest of Landlord in all or any portion of the Premises, Building, underlying property or attached fixtures shall not be subject to any liens arising directly or indirectly out of any improvements, alterations or changes made to the Premises, or Building, by or on the behalf of Tenant, its officers, employees, services or agents. The Tenant shall promptly pay for all materials supplied and work done with respect to the Premises. (Tenant has no right, power or authority to create any mechanics' or materialmen's lien on the Premises, Building, underlying property, or attached fixtures or Landlords right, title or interest therein and Tenant shall so notify all suppliers of labor or materials in writing, and obtain written acknowledgment thereof, prior to ordering such labor or materials). The Tenant agrees to indemnify and save harmless the Landlord from any and all liabilities, expenses, costs, expenditures or otherwise, including attorneys' fees at all judicial levels, for breach of this provision. The Tenant shall notify the Landlord of any accident, defect, damage or deficiency in any part of the Premises or Building which comes to the attention of the Tenant, its employees or contractors notwithstanding that the Landlord may have no obligation in respect thereof Tenant will allow Landlord to install, alter or remove any conduit pipes, water, waste, or service lines that may penetrate the Tenant's premises, at Landlords expense.

     16.2. Without limitation of the foregoing, and notwithstanding anything to the contrary elsewhere in this Lease, Tenant acknowledges that applicable government requirements for the Building, including without limitation the building and City of Miami and the City of Miami Beach, county, state and/or federal laws relating to facilities of the handicapped, and other laws and regulations (collectively called the "Governmental Requirements") have changed many times since the date on which the Building was constructed and/or prior renovations to the Building were constructed and/or prior renovation to the Building were completed. Tenant further understands that as a result of such changes in Governmental Requirements, certain components of the Building are or may not be in compliance with current Governmental Requirements, although such components are not required to be brought into such compliance unless and until building `permits are requested for additional work to the Building, such as building permits for improvements, alterations, or additions to tenant space (herein called "Tenant Improvements"). Tenant nevertheless accepts the Premises as-is, and agrees that if any Tenant Improvement to the Premises undertaken by Tenant shall cause or result in the imposition of any requirement upon Landlord for making alterations, additions or improvements to, or otherwise bringing all or any portion of the Building and/or any surrounding structure, improvement or area into compliance with current, or hereafter enacted, Governmental Requirements (any and all such work is herein called "Compliance Work"), Tenant shall not undertake any such Tenant Improvement unless Tenant shall first agree in writing to pay the full cost of any Compliance Work, and Tenant shall first deposit with Landlord the full cost) as determined by Landlord, or as determined by architects or engineers selected by Landlord at Tenant's expense) of completing all Compliance Work, whether on the Premises or elsewhere in, on or about the Building. Landlord may at its option undertake any or all of the Compliance Work, or Landlord may at its option require Tenant to perform all Compliance Work. Notwithstanding any contrary provision of this Lease, all Compliance Work shall be performed and completed at Tenant's sole cost and expense. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as Rent due and shall be included in any lien or other claim for Rent.

     16.3. MECHANICS LIENS. Tenant shall keep the Premises and all parts thereof at all times free of mechanic's liens and any other lien for labor, services, supplies, equipment or material purchased or procured, directly or indirectly, by or for Tenant. Tenant further agrees that Tenant will promptly pay and satisfy all liens of contractors, subcontractors, mechanics, laborers, materialmen and other items of like character, and will indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorney's fees and costs reasonably incurred in and about the defense of any suit in discharging the Premises, from any liens, judgments, or encumbrances caused or suffered by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as Rent due and shall be included in any lien or other claim for Rent.

     The Tenant herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the Premises and all persons contracting with the Tenant for the construction or removal of any facilities or other improvements on or about the Premises, and all materialmen, contractors, mechanics and laborers are hereby charged with notice that they must look only to the Tenant and to the Tenant's interests in the Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant.

     In accordance with Florida Statutes ss. 713.10, Landlord shall have the right to post on the Premises and to file and/or record in the Public Records or court registry, as applicable, notices of non-responsibility and such other notices as Landlord may reasonably deem proper for the protection of Landlord's interest in the Premises. Tenant shall, before the commencement of any work which might result in any lien on the Premises, give Landlord reasonable written notice under the circumstances of its intention to commence said work.

     17. DESTRUCTION OF PREMISES. If the Premises or the Building shall be destroyed by fire or other cause, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within a reasonable time from the date of such damage, considering the extent of the damage, this; Lease may be terminated by Landlord by written notice given to Tenant within forty-five (45) days after the event causing such untenantability in which event rent shall cease as of the date of such untenantability and both parties shall be relieved of all further liability hereunder accruing after the effective cancellation date. If the damage or destruction is not sufficient to permit a termination of the Lease as above provided, a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which, and applicable to the portion of the Premises of which, Tenant shall be deprived of possession. The decision of a licensed Florida architect or engineer hired by Landlord and certified in writing to Landlord and Tenant shall conclusively be deemed binding on the parties as to: (i) whether the Premises or Building are rendered untenantable, (ii) whether the Building or Premises can be rendered tenantable within a reasonable time, (iii) the percentage of the Premises rendered untenantable arid the resulting percentage by which rent and other charges hereunder should abate during the period of untenantability, (iv) the date upon which the Premises are restored to tenant ability, In no event shall Landlord be liable to Tenant for any damages resulting to Tenant from the happening of such fire or casualty or from the repairing or reconstruction of the Premises, or from the termination of this Lease as herein provided, nor shall Tenant be relieved thereby or in any such event from the Tenants obligations hereunder except to the extent and upon the conditions expressly stated in this Section.

     18. ENTRY, Inspection and Other Rights Reserved to Landlord. Tenant will permit Landlord and its agents to enter the Premises at all reasonable times for the purpose of examining or inspecting the same, or for the purpose of protecting Landlord's reversions, or to make alterations, repairs, or additions to the Premises or to any other portion of the Building, or for maintaining any service provided by Landlord to tenants in the Building, or for the purpose of removing placards, signs, fixtures, alterations or additions which do not conform to this Lease or the rules and regulations of the Building, or for any other purpose which Landlord deems necessary for the safety, comfort or preservation of the Premises or Building and during such operations, Landlord may close entrances, doors, corridors, elevators or other facilities, all without liability to Tenant by reason of interference, inconvenience or annoyance. Tenant will permit Landlord at any time within the earlier of (i) one hundred twenty (120) days prior to the expiration of this Lease or (ii) failure of Tenant to cure a default within 24 hours of notice by Landlord to bring prospective tenants upon the Premises for purposes of inspection and to put or keep upon the doors or windows thereof a "For Rent" and/or "For Sale" notice. In furtherance of such rights, Landlord shaft retain a key to the Premises and Tenant shall not install any new locks to the Premises without the prior written consent of Landlord and unless Tenant furnishes Landlord with a copy of such key. No entry pursuant to this Paragraph shall in any way be deemed a breach of the covenant of quiet enjoyment. Landlord reserves the right to change the name and/or street address of the Building -without liability of Landlord to Tenant.

     19. INDEMNITY. (a) Landlord shall not be responsible or liable for the theft, loss or damage to person or property in, on or about the Premises, and/or the Building. Tenant acknowledges and agrees that Landlord is not responsible for the security of the Premises or the Building in general. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, gas, electricity, water, rain or leaks from any part of the Building or by any other cause whatsoever, nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building; nor shall Landlord be liable for any latent defect in the Premises or in the Building.

         (b) Tenant agrees that Tenant, at all times, will indemnify and hold harmless Landlord from all. losses, damages, liabilities and expenses (including reasonable legal fees and court costs) whatsoever, which may arise or be claimed against Landlord, or any injuries or damages to the persons or property of any persons, firms or corporations, consequent upon or arising from: (i) the use or occupancy of the Premises and/or other portions of the Building (including all Common Facilities) by Tenant, (ii) any acts, omissions, neglect or fault of Tenant, Tenant's agents, employees, customers, or invitees, or (iii) Tenants failure to comply with the terms and provisions of this Lease and/or any applicable laws.

     In case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys fees incurred or paid by Landlord in connection with such litigation and any appeal thereof

     The  provisions  of  this  paragraph   shall  survive  any  termination  or
cancellation of the Lease.

     20. INSURANCE. The Tenant shall maintain at its expense throughout the terms of this Lease the following insurance coverages: (i) liability insurance for bodily injury and property damage to protect both Landlord and Tenant against damage, costs and attorneys' fees arising out of accidents of any kind occurring on or about the Premises and Building (including all Common Facilities) with combined single limit liability coverage of not less than $ 1,000,000 and property damage coverage of not less than $100,000; (ii) fire and extended casualty insurance with sufficient coverage to reimburse the loss of all of Tenant's improvements to the Premises, and all of Tenant's fixtures, equipment, personal property and inventory; (iii) plate glass insurance to protect both Landlord and Tenant covering the replacement value of all plate glass in or about the Premises; and (iv) appropriate workmen's compensation and any and all other insurance required by law.

     All insurance shall be written by a company or companies qualified to do business in Florida and reasonably acceptable to Landlord. A certificate of duplicate policies showing such insurance in force shall be delivered to Landlord prior to the Commencement Date, and such insurance and updated certificates or renewed policies shall be maintained with Landlord throughout the term of this Lease. No policy shall be canceled or subject to reduction in coverage or other change without at least 30 days advance written notice to Landlord. All policies shall be written as primary policies not contributing with and not in excess of coverage Landlord may carry. To the extent permitted by .its insurers, Tenant hereby waives any right of recovery against Landlord for any loss covered by Tenant's insurance or for which Tenant is required to maintain insurance hereunder. Tenant shall apply to its insurers to obtain such warm and shall obtain any special endorsements if required by its insurer to evidence compliance with such waiver.

     All Policies referred to above shall: (i) be taken out with insurers licensed to do business in Florida and reasonably acceptable to the Landlord;
(ii) be in a form reasonably satisfactory to the Landlord; (iii) be non-contributing with, and shall apply only as primary and not as excess to any other insurance available to the Landlord or the Mortgagee, and (iv) contain an undertaking by the insurers to notify the Landlord by registered or certified mail not less than 30 days prior to any material change, cancellation or termination Tenant shall deliver to Landlord each year during the Terms of this Lease, on or before the anniversary of the Commencement Date, evidence of the renewal, and payment of the premium therefor, all insurance required to be maintained by Tenant hereunder. Certificates of insurance on the Landlord's standard form or, if required by the Mortgagee, copies of such insurance policies certified by an authorized officer of Tenant's insurer as being complete and current, shall be delivered to the Landlord promptly upon request. If a) the Tenant fails to take out or to keep in force any insurance referred to in this Section, or should any such insurance not be approved by either the Landlord or the Mortgagee, and b) the Tenant does not commence and continue to diligently cure such default within 48 hours after written notice by the Landlord to the Tenant specifying the nature of such default, then the Landlord has the right, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord without prejudice to any other rights or remedies of the Landlord under this Lease. In addition, the Tenant's insurance shall include Contractual Liability Coverage which shall cover the following Indemnity Agreement, which Agreement is hereby made a part of this Lease.

     Tenant hereby agrees to indemnify defend, and bold harmless Landlord and its directors, officers, agents and employees from and against any and all suits, actions, legal proceedings, liabilities, claims, demands, damages, costs, expenses, attorneys' fees (collectively the "Claims"), and from all expenses in defending Claims, including without limitation, court costs, attorneys' fees at all judicial levels, the amounts of any judgments recovered, and any other expenses resulting from Claims for bodily injury, sickness or disease, including death resulting therefrom, sustained by any person or entity and/or resulting from injury to or destruction of property, including loss of use thereof, caused by, arising from, incident to, connected with, or arising out of the use of the Premises by Tenant, its directors, officers, agents, employees, customers, savants, invitees, visitors, or any other person whomsoever and/or any failure of Tenant in any respect to comply with any of the requirements or provisions of this Lease, and/or the acts or omissions of Tenant or its directors, officers, agents, employees, customers, servants, invitees, visitors and/or by any contractor, its agents or employees, and/or by any sublessee, its agents, employees and customers, and/or by Landlord, its agents or employees. The certificates or insurance required by this Section shall show that the above
Indemnity Agreement has been specifically insured for the limits specified above.

     21. UTILITIES AND SERVICES. Electricity, water and sewer trash removal and any other utilities for the Premises shall be separately metered and billed when possible in the name of Tenant and the cost thereof, together with the cost and performance of janitorial, telephone, and security service for the Premises shall be Tenant's sole responsibility. In the event that the utilities cannot be separately metered, Tenant will pay it's pro-rata share of total Building expenses to provide such services. Landlord shall not be. liable to Tenant for any interruption in the service of any utility. No interruption or failure of such utilities or services shall relieve Tenant from the obligation to pay the full amount of rent and other charges herein reserved, nor shall the same constitute a constructive or other eviction of Tenant.

     22. NOTICES. In every instance where it shall be necessary or desirable for the Landlord to serve any notice or demand upon the Tenant, it shall be sufficient:

         (a) To deliver or cause to be delivered to the Tenant at the Premises a written copy thereof, or

         (b) To send a written copy thereof by United States certified mail, postage prepaid, addressed to the Tenant at the Premises, or

         (c) To leave a written copy thereof in or upon the Premises or to affix the same upon any door leading into the Premises, in which event the notice or demand shall be deemed to have been served at the time the copy is so left or affixed.

     All notices or demands shall be signed by the Landlord or its agent. Where the Tenant desires to serve notice or demand upon the Landlord, such notice or demand shall be sent certified mail return receipt requested, postage prepaid to Landlord at the following address: c/o DACRA DEVELOPMENT, 230 Fifth Street, Miami Beach, Florida 33139. Any notice to be given to Tenant prior to the commencement or subsequent to Tenant's occupancy under this Lease shall be sent to Tenant at 1220 COLLINS AVE. SUITE 100, MIAMI BEACH, FL 33139. Except as otherwise provided herein, notice given by personal delivery shall be effective as of the date of delivery; notice mailed shall be effective as of the second day (not a Saturday, Sunday or legal holiday) next following the date of mailing; notice by Federal Express shall be effective on the next business day following the date of sending.

     23. DEFAULT. Tenant covenants and agrees that any of the following events shall be a default (hereinafter Default") under this Lease: (I) if any false or materially misleading financial report or statement is furnished or made by or on behalf of Tenant or any guarantor of any of Tenant's obligations hereunder, or (ii) If any Base Rent, Percentage Rent, or Tenant's Share of Operating Costs is in arrears, or Tenants fails to pay the same as and when it becomes due or
(iii) if Tenant or any guarantor of any of Tenant's obligations hereunder shall fail to perform or observe or breach any covenant, condition or agreement to be performed or observed by such party hereunder or under any guaranty agreement (other than the payment of Rent); or (iv) if Tenant or any guarantor of Tenant's obligations hereunder or any affiliate of. any of them shaft be in breach of any other lease with Landlord or any affiliate or in breach of or in default in the payment and performance of any obligation owing to Landlord or any affiliate, whether or not related to this Lease and howsoever arising, whether by operation or law or otherwise, present or future, contracted for or acquired, and whether joint, several, absolute contingent secured, unsecured, matured or unmatured; or
(v) if Tenant or any guarantor of any of Tenant's obligations hereunder shall cease doing business as a going concern, make an assignment for the benefit of creditors, generally not pay its debts as they become due, admit in writing its inability to pay its debts as they become due, become insolvent (i.e. greater liabilities than assets), or take any action looking to its dissolution of liquidation; or (vi). if Tenant or any guarantor of Tenant's obligations should file for relief, or have filed against them, an action under any provision of any state or federal bankruptcy or insolvency law; or (vii) if Tenant shall abandon or vacate the Premises; or (viii) if Tenant fails to pay all charges for gas, sewer, electricity and other utilities which are separately metered for the Premises within five (5) days after such are due; or (ix) if Landlord determines, in its sole discretion, that unpleasant noises, odors or other nuisance or nuisances emanate from the Premises and Tenant does not take immediate steps to eliminate such noises and/or odors and/or nuisances or fails to eliminate such noises, odors or nuisances permanently within five (5) days of notice from Landlord-, or (x) if Landlord has sent Tenant at any time during the term of this Lease, two notices for the same type of lease violation irrespective of whether such violation may have been cured at the time of receipt of the notice.

     In the event of any such Default, Landlord may, at its option, without notice, elect any of the following remedies:

         (a) Re-take and recover possession of the Premises, terminate this Lease, and retain Tenant's security deposit.

         (b) Re-take and recover possession of the Premises, without terminating this Lease, in which event Landlord may re-rent the Premises as agent for and for the account of Tenant and recover from Tenant the difference between the rental herein specified and the rent provided, in such re-rental, less all of Landlords costs and expenses of re-renting, including, without limitation, attorneys' fees plus all other sums due hereunder.

         (c) Permit the Premises to remain vacant in which event Tenant shall continue to be responsible for all rental and other payments due hereunder.

         (d) Re-take and recover possession of the Premises, and accelerate and immediately collect all Base Rent Percentage Rent and Tenant's share of Operating Cost due hereunder for the. balance of the term of this Lease.

         (e) Take any other action as may be permitted at law or in equity.

     All of the Landlords remedies contained in this Lease shall be cumulative and election by Landlord to take any one remedy shall not preclude Landlord from taking any other remedy not by its nature absolutely incompatible with any previously or contemporaneously elected remedy. The Landlord may, at its option, apply any sums received from the Tenant against any amount due and payable by the Tenant under this Lease in such manner as the Landlord sees fit and regardless of the express purpose for which the tender was made and regardless of any endorsement placed on the check by which payment is made. The Tenant expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of the Landlords election to terminate this Lease or to re-enter the Premises, including any and every form of demand and notice prescribed by a statute or other law, and agrees that the simple breach of any covenant or provision of this Lease by the Tenant shall, of itself, without the service of any notice or demand whatsoever, constitute a forcible detainer by the Tenant of the Premises within the meaning of the statutes of the State of Florida.

     24. ATTORNEYS' FEES AND COSTS. Tenant shall pay to Landlord on demand all costs, charges and expenses including reasonable attorneys' fees at all tribunal levels, incurred by Landlord in enforcing this Lease or any covenant hereof or in the collection of any rent or other sum of money, becoming due hereunder or in the recovery of possession of the Premises or reletting of the Premises, in the event of the breach by Tenant of any of the terms or provisions of this Lease.

     25. NON-WAIVER OF BREACH. Landlords failure to take advantage of any default or breach of covenant on the part of Tenant shall not be construed as a waiver thereof, nor shall any custom or practice which may grow between the parties in the course of administering this Lease be construed or to waive or to lessen the right of Landlord to insist upon the strict performance by Tenant of any term, covenant or condition hereof, or to exercise any rights of Landlord on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any breach of any term, covenant or condition of this Lease. The presentation of any rent or other charge hereunder in the form of a check marked by Tenant to constitute a waiver of any default shall not constitute such waiver even though endorsed and cashed by Landlord unless Landlord expressly agrees to waive such default by separate written instrument No surrender of the Premises for the remainder of the term hereof shall operate to release Tenant from liability hereunder.

     26. SUBORDINATION BY TENANT. This Lease and Tenant's rights hereunder, are hereby made expressly subject and subordinate to any and all security agreements, mortgages, ground or underlying leases, or like instruments resulting from any financing or refinancing affecting the Premises or Building (or any portion thereof) which are currently in existence or which may hereafter be created by Landlord, or its successors or assigns, including any and all extensions and renewals, substitutions, and amendments thereof, and to any and all advances made or to be made under same (collectively the "Mortgage"). This provision shall be self-operative without the execution of any further instruments. Tenant agrees to execute any instrument or instruments which the Landlord may deem necessary or desirable to further evidence the foregoing subordination. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instrument which appointment shall be deemed coupled with an interest and irrevocable. Tenant further agrees to make such reasonable modifications to this Lease (not increasing Tenant's obligations hereunder) as may be requested by the holder of any such Mortgage (the "Mortgagee"). Tenant agrees that in the event of any act or omission by Landlord which could constitute a default by Landlord or give Tenant the right to terminate this Lease or claim a partial eviction, Tenant shall riot exercise any such right until (i) Tenant notifies Landlord in writing of such default and Landlord fails to cure such default within thirty (30) days of such notice, or if such default cannot reasonably be cured within such thirty (30) days; and (ii) until every holder of any Mortgage is notified in writing of such default and fails to commence to cure such default within thirty (30) days after all of Landlord's periods to cure such default have expired. Tenant further agrees to execute any non-disturbance and/or attornment agreement requested by any mortgagee and/or ground lessor.

     27. TIME. It is understood and agreed between the parties hereto that time is of the essence of this Lease, and to all of the terms, conditions and provisions contained herein. Any time period herein described of ten (10) days or more shall mean calendar days; less than ten (10) days shall mean business days.

     28. TRANSFERABILITY BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder as part of a conveyance of the Building and underlying property and upon such assignment of this Lease or conveyance of the Building, the Landlord named herein shall be released from all subsequent obligations or liabilities hereunder, and Landlord's successor in interest shall become the new Landlord hereunder and responsible to Tenant for all obligations of Landlord.

     29. AMENDMENT OF LEASE. This Lease may not be altered, changed, or amended, except by an instrument in writing, signed by the party against whom enforcement is sought. This Lease and any exhibits contain the entire agreement reached in all previous negotiations between the parties hereto and there are no other representations, agreements or understandings of any kind, either written or oral, except as specifically set forth herein.

     30. CONDEMNATION. In the event all or any material part of the Building shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may, at its option, terminate this Lease from the time title to or right to possession of the Building shall vest in or be taken for such public or quasi-public use or purpose. Tenant shall not be entitled to receive any portion of arty award made or paid to Landlord representing the property or interest of Landlord taken or damaged and Tenant hereby expressly waives and relinquishes any right or claim to any portion of any such award regardless of whether any such award includes any value attributable to Tenants leasehold estate. However, Tenant shall have the right to claim. and recover from the condemning authority, but not from Landlord, such special and separate damages as may be recoverable by Tenant independent of and without diminution of Landlord's recovery. Except as set forth above, any non-material partial taking shall be treated in the same manner as a casualty loss for which neither party elects to terminate this Lease, as provided herein.

     31. SURRENDER OF DEMISED PREMISES. Tenant agrees to surrender the Premises at the termination of the tenancy herein created in the same condition as received by Tenant, reasonable use and wear thereof excepted.

     32. HOLDING OVER. In case of holding over by Tenant after expiration or termination of this Lease, Tenant shall be deemed a tenant at sufferance and will be liable for Landlords damages due to such holdover and, in addition, shall pay for each month of such holdover period double the amount of the rent and other charges accruing for the last month during the term of this Lease. No holding over by Tenant after the term of this Lease shall operate to extend the Lease, except that Landlord, at its option, by written notice to Tenant, may elect to consider Tenant's withholding of the Premises as a holdover of this Lease and treat Tenant as a tenant for another year on the same terms and conditions as are contracted in this Lease, in which case the total rental shall be double the rate stipulated herein.

     33. QUIET ENJOYMENT. Tenant shall and may peaceably have, hold and enjoy the Premises subject to the terms of this Lease and provided Tenant pays the rental herein reserved and performs all the covenants and agreements herein contained.

     34. ATTORNMENT. In the event of any foreclosure of any mortgage encumbering the Building, or deed-in-lieu thereof, or sale of the Building, Landlord shall be released from all liability hereunder and Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

     35. ESTOPPEL CERTIFICATE. Within five (5) days after request therefor by Landlord, Tenant shall deliver to Landlord, in a form satisfactory to Landlord, a certificate certifying (i) the good standing and absence of default under this Lease; (ii) the absence of set-offs to charges hereunder, (iii) the validity and completeness of a copy of this Lease and all amendments to be attached to the certificate; (iv) the amount of pre-paid rent; (v) the amount of security deposit; (vi) the commencement and expiration dates hereof, (vii) the dates and amounts of the last made and next due rental installments; and (viii) such other matters as Landlord shall request

     36. SIGNAGE AND WINDOW TREATMENTS. Except with the prior written consent of Landlord, the Tenant shall not erect, install, display, inscribe, paint or affix any window treatments, signs, lettering or advertising mediums, in, upon, or above any exterior or interior portion of the Premises including, without limitation, the storefront as well as the exterior glass surfaces thereof.

     37. PARKING. Tenant shall be responsible, at Tenant's sole cost and expense, for the payment of all parking, impact or other fees related to Tenant's use or occupancy of the Premises or Building.

     38. ALARM BOX. Should Tenant install an alarm box, that alarm box must not be visible from the street.

     39. BROKERAGE. Tenant represents and warrants that there are no brokers involved in this Lease transaction except DACRA Really (if left blank, "none shall be deemed inserted) to whom commission shall be paid by Landlord by separate agreement (if name inserted). Tenant agrees to indemnify, defend and hold Landlord harmless from and against all costs, claims, liabilities, expenses or damages of any kind whatsoever (including but not limited to attorneys' fees and costs at all tribunal levels) arising from any such brokerage claim made by any one other than the above named broker (if name inserted).

     40. RECORDING. Tenant or anyone claiming under Tenant shall not record this Lease or any memorandum thereof without the prior written consent of Landlord. Landlord shall be entitled, but not required, to record a short form of memorandum (the "Memorandum) of this Lease. Within five (5) days of written request by Landlord, Tenant shall execute Landlord's form Memorandum and promptly return such to Landlord.

     41. AUTHORITY. Tenant is a duty authorized and existing CORPORATION, qualified to do business in the state in which the Premises are located, and Tenant has full right and authority to enter into this Lease, and each of the persons signing on Tenant's behalf are authorized to do so. In addition, Tenant warrants that it is not necessary for any other person, firm, corporation, or entity to join in the execution of this Lease to make the Tenant's execution complete, appropriate and binding.

     42. SEVERABILITY. Inapplicability, invalidation, or unenforceability of any one or more of the provisions of this Lease or any instrument executed and delivered pursuant hereto, by judgment, court order or otherwise, shall in no way affect any other provision of this Lease or any other such instrument, which shall remain in full force and effect.

     43. LIEN UPON TENANT'S PROPERTY. Tenant hereby pledges and assigns to Landlord as security for the payment of any and all Base Rent, Tenant's Share of Operating Costs or other sums or amounts provided for herein, all of the furniture, fixtures, equipment, goods and chattels of Tenant which shall or may be brought or put into the Premises, and Tenant agrees that said hen may be enforced. by distress, foreclosure or otherwise, at the election of the Landlord Tenant hereby expressly waives and renounces for himself and family any and all homestead and exemption rights he may now or hereafter acquire under or by virtue of the constitution and laws of the State of Florida or of any other state, or of the United States, as against the payment of said rent or any other obligation or damage that may accrue under the terms of this Lease.

     44. EFFECT OF UNLAWFUL RETENTION OF PREMISES BY OTHER. If Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date because of the unlawful retention of possession by a previous tenant, Landlord shall not be liable to Tenant in damages or otherwise and this Lease shall not terminate, but Tenant shall have no obligation to pay rent until possession of the Premises is delivered to Tenant.

     45. BINDING EFFECT. Submission of this instrument for examination does not constitute a reservation of or option for the Premises nor an offer to rent the same. The instrument becomes effective as a Lease only upon execution and delivery of both Landlord and Tenant.

     46. TRIAL BY JURY LITIGATION. Tenant and Landlord hereby waive any and all right to a jury trial of any issue or controversy arising under this Lease, related to the Premises or the relationship of the parties created hereby. Any litigation arising between the parties shall be maintained solely in the state court of competent jurisdiction in Miami-Dade County, Florida, and the Landlord, Tenant and Guarantors, if any, hereby irrevocably submit themselves to the jurisdiction of said courts for all purposes in connection herewith.

     47. DISPLAYS. The Tenant may not display or sell merchandise or allow grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

     48. COVENANT OF RENT. Tenant agrees that the provisions for payment of Rent herein are independent covenants of Tenant and Tenant shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment of rent or any other payment required of Tenant hereunder.

     49. FORCE MAJEURE. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired and Landlord shall not be liable in the event Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by "force Majeure". The term "force majeure" as used in this Lease shall mean "Acts of God", labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods or other cause beyond Landlord's control.

     50. ASSIGNMENT OF LIQUOR LICENSE. DELETED

     51. INTERPRETATION. The captions, sections, clauses, article numbers, section numbers and table of contents, if any, of this Lease are inserted for convenience only and in no way limit, enlarge, define or otherwise affect the scope or intent of the Lease or any provision thereof. The parties hereto intend that the interpretation and enforcement of this Lease be governed by the laws of the State of Florida. If there is more than one Tenant, the obligations and liabilities hereunder imposed upon Tenant shall be joint and several. The words "Landlord" and "Tenant" shall also extend to and mean the successors in interest of the respective parties hereto and their permitted assigns, although this shall not be construed as conferring upon the Tenant the right to assign this Lease or sublet the Premises or confer rights of occupancy upon anyone other than Tenant. All charges due from Tenant to Landlord hereunder, including, without limitation, any charges against Tenant by Landlord for services or work done on the Premises by order of Tenant, except sales tax, shall be deemed additional rent shall be included in any lien for rent, and shall be paid (including sales tax) without setoff or defense of any kind. This Lease has been fully negotiated and reviewed by the parties and their counsel and is the work product of both Landlord and Tenant; it shall not be more strictly construed against either party. Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by the Landlord and initialed by the Parties hereto. In the event of variation or discrepancy, the Landlord's duplicate shall control. This Lease and the exhibits, schedules, addenda, riders, and guaranty, if any, attached hereto are incorporated herein and set forth the entire agreement between the Landlord and Tenant concerning the Premises and Building and there are no other agreements or understandings between them. This Lease and its exhibits, schedules, addenda, riders, and guaranty, if any, may not be modified except by agreement in writing executed by the Landlord and Tenant Nothing in this Lease creates arty relationship between the parties other than that of lessor and lessee and nothing in this Lease constitutes the Landlord a partner of the Tenant or a joint venturer or member of a common enterprise with the-Tenant.

     52. CANCELLATION OF LEASE. In the event of sale or written transfer of ownership or title to building, current Landlord or new landlord make elect to cancel this Lease by giving written notice to tenant no less than 180 days from cancellation date.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed, this Lease in several counterparts as of the day and year first above written, each of which counterpart shall be considered an executed original. In making proof of this Lease it shall not be necessary to produce or account for more than one counterpart.




                                    LANDLORD:
                                    WEBSTER HOTEL, INC.
Witnesses:

Signature on File                   By:/S/ STEVEN GREDENSTEN
-----------------                      ---------------------
(As to Landlord)                         STEVEN GREDENSTEN,
                                         VICE PRESIDENT
Signature on File



                                     TENANT:
                                     SOUTH BEACH PRODUCTION CENTER INC.


Signature on File                    By:/S/ HERIBERTO RIVERO JR.
-----------------                        ------------------------
(As to Tenant)                             HERIBERTO RIVERO JR.,
                                           PRESIDENT
Signature on File
-----------------